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                                                                      Exhibit 24

                                POWER OF ATTORNEY

WHEREAS, LG&E ENERGY CORP., a Kentucky corporation, is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1996 (the 1996 Form 10-K); and

WHEREAS, each of the undersigned holds the office or offices in LG&E ENERGY CORP. set opposite his or her name;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints ROGER W. HALE and CHARLES A. MARKEL III, and each of them, individually, his attorney, with full power to act for him and in his name, place, and stead, to sign his name in the capacity or capacities set forth below to the 1996 Form 10-K and to any and all amendments to such 1996 Form 10-K and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 5th day of March 1997.


/s/ Roger W. Hale                            /s/ Dr. Donald C. Swain
--------------------------                   --------------------------
ROGER W. HALE                                DR. DONALD C. SWAIN
Principal Executive                          Director
Officer and Director


/s/ Anne H. McNamara                         /s/ William C. Ballard
--------------------------                   --------------------------
ANNE H. McNAMARA                             WILLIAM C. BALLARD
Director                                     Director


/s/ Owsley Brown, II                         /s/ J. David Grissom
--------------------------                   --------------------------
OWSLEY BROWN, II                             J. DAVID GRISSOM
Director                                     Director


/s/ Gene P. Gardner                          /s/ T. Ballard Morton, Jr.
--------------------------                   --------------------------
GENE P. GARDNER                              T. BALLARD MORTON, JR.
Director                                     Director


/s/ S. Gordon Dabney                         /s/ David B. Lewis
--------------------------                   --------------------------
S. GORDON DABNEY                             DAVID B. LEWIS
Director                                     Director


/s/ Ronald L. Bittner                        /s/ Charles A. Markel III
--------------------------                   --------------------------
RONALD L. BITTNER                            Charles A. Markel III, Principal
Director                                     Financial and Accounting Officer

STATE OF KENTUCKY        )
                         )ss.
COUNTY OF JEFFERSON      )

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                                                                      Exhibit 24

                            POWER OF ATTORNEY (cont.)

On this 5th day of March 1997, before me, Margaret L. Cowan, a Notary Public, State of Kentucky at Large, personally appeared the above named directors and officers of LG&E ENERGY CORP., a Kentucky corporation, and known to me to be the persons whose names are subscribed to the foregoing instrument, and they severally acknowledged to me that they executed the same as their own free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date above set forth.


My Commission expires:                       /s/ Margaret L. Cowan
July 28, 2000                                ------------------------
                                             Margaret L. Cowan, Notary Public
                                             State of Kentucky at Large


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